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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:   DECEMBER 14, 2001
DATE OF EARLIEST EVENT REPORTED:    NOVEMBER 29, 2001

                        NORTHROP GRUMMAN CORPORATION
           (Exact name of registrant as specified in its charter)


     DELAWARE                   1-16411                    95-4840775
 (State or other        (Commission File Number)        (I.R.S. Employer
 jurisdiction of                                      Identification Number)
 incorporation or
  organization)
                         1840 CENTURY PARK EAST
                     LOS ANGELES, CALIFORNIA 90067
                (Address of principal executive offices)

                             (310) 553-6262
                      (Registrant's telephone number,
                          including area code)



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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

     On May 23, 2001 Northrop Grumman Corporation, a Delaware corporation ("Northrop Grumman") commenced an exchange offer for all the outstanding shares (including associated rights) of Newport News Shipbuilding Inc., a Delaware corporation ("Newport News") for $67.50 in cash or $67.50 worth of Northrop Grumman common stock. On November 7, 2001, Northrop Grumman, Newport News and Purchaser Corp. I, a Delaware corporation and a wholly owned subsidiary of Northrop Grumman (the "Purchaser") entered into an Agreement and Plan of Merger (the "Merger Agreement").

     Pursuant to the Merger Agreement, Northrop Grumman agreed to acquire all of the outstanding common stock (including associated rights) of Newport News through an offer to purchase or exchange (the "Offer") followed by a merger (the "Merger") of Newport News with and into the Purchaser, with the Purchaser as the surviving corporation. Pursuant to the amended prospectus dated November 13, 2001 and comprising a part of Northrop Grumman's Registration Statement on Form S-4 (Commission File 333-61506) as amended from time to time (the "Prospectus"), Northrop Grumman, through the Purchaser, offered to purchase each outstanding share of the Newport News common stock for either, at the election of the holder:
(i) $67.50 net per share, in cash, or (ii) shares of Northrop Grumman common stock valued at $67.50 (the exchange ratio was fixed at .07193 shares of Northrop Grumman for each share of Newport News), subject in each case to the proration procedures and limitations described in the Prospectus. Pursuant to the Offer, Northrop Grumman will pay $633,452,178 in cash and issue 16,636,885 shares of Northrop Grumman common stock in the offer and merger. The exact exchange ratio of 0.7193 was determined by dividing $67.50 by the average of the closing sale prices for a share of Northrop Grumman common stock on the New York Stock Exchange as reported in The Wall Street Journal over the 5-day trading period beginning on November 20, 2001 and ending on November 27, 2001, which was $93.84.

     The Offer expired at midnight New York City time on Thursday, November 29, 2001 and at approximately 12:30 a.m. New York City time on November 30, 2001, Northrop Grumman accepted for purchase or exchange 26,241,019 shares of Newport News common stock (including associated rights), which represents approximately 80.7% of the outstanding shares of Newport News common stock, as of November 29, 2001. On December 13, 2001, Northrop Grumman filed an information statement/prospectus as Post-Effective Amendment No. 1 to Form S-4, which states that a shareholders' meeting will be held on January 18, 2002 to complete the merger of Newport News with and into the Purchaser.

     The value of the Newport News acquisition is approximately $2.6 billion, which includes the assumption of Newport News' approximately $500 million in debt. The purchase price was based upon an analysis of the perceived value of the ongoing business and the estimated net assets to be acquired and took into account the liabilities reflected on the balance sheet of Newport News and assumed by Northrop Grumman.

     The Offer was not conditioned upon any financing arrangements. Northrop Grumman expects to fund the cash portion of the Offer from working capital and its currently available line of credit, which is a $2.5 billion five year revolving credit, dated March 30, 2001, among Northrop Grumman and Litton Industries, Inc., as borrowers, The Chase Manhattan Bank and Credit Suisse First Boston, as co-administrative agents, The Chase Manhattan Bank as payment agent, Salomon Smith Barney Inc., as syndication agent, The Bank of Nova Scotia and Deutsche Banc Alex. Brown, Inc., as co-documentation agents, and JP Morgan and Credit Suisse First Boston, as joint lead arrangers and joint bookrunners, and the lender signatories thereto.

     Pursuant to the Merger Agreement, the acquisition of Newport News will be completed through a second step merger in which Newport News will be merged with and into the Purchaser and the remaining holders of common shares of Newport News will receive the right to elect to receive for each share of Newport News either $67.50 net in cash or 0.7193 shares of Northrop Grumman common stock subject to the proration and limitations procedures described in the information statement/prospectus.

     Northrop Grumman will initially operate Newport News as a stand-alone sector of the company. Over time, all shipbuilding operations will be combined into one sector to take advantage of increased efficiencies in procurement, information technology and operating systems. Northrop Grumman does not intend to merge its various shipyards because of the vast differences between nuclear and non-nuclear shipbuilding.

     In the normal course of their businesses, Northrop Grumman and Newport News are parties to transactions and agreements.

     Pursuant to a retention bonus agreement with Mr. Schievelbein dated November 7, 2001, Northrop Grumman and Mr. Schievelbein agreed that Mr. Schievelbein will serve as corporate vice president and president of the new Newport News sector. In general, under the terms of the retention bonus agreement, Northrop Grumman assumed Mr. Schievelbien's change of control employment agreement.

     Except as described above or disclosed in the Prospectus, no known material relationship exists between Newport News and Northrop Grumman or any of its affiliates, directors or officers, or any associate of any such directors or officers. The foregoing summary is qualified in its entirety by the exhibits attached hereto, which are incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

     The following financial statements of Newport News are hereby incorporated by reference into this report from the indicated report filed with the Securities and Exchange Commission:

     The following financial statements of Newport News are hereby incorporated by reference from the Annual Report on Form 10-K for the fiscal year ended December 31, 2000, filed with the Securities and Exchange Commission on March 26, 2001:

     o    Report of Independent Accountants;

     o    Consolidated Balance Sheets at December 31, 2000 and 1999;

     o Consolidated Statements of Operations for the years ended December 31, 2000, 1999 and 1998;

     o Consolidated Statements of Stockholders' Investment for the years ended December 31, 2000, 1999 and 1998; and

     o Consolidated Statements of Cash Flows for the years ended December 31, 2000, 1999 and 1998.

     The following financial statements of Newport News are hereby incorporated from the Quarterly Report on Form 10-Q for the nine months ended September 16, 2001, filed with the Securities and Exchange Commission on October 25, 2001:

     o    Consolidated Balance Sheets at September 16, 2001;

     o Consolidated Statements of Operations for the nine months ended September 16, 2001; and

     o Consolidated Statements of Cash Flows for the nine months ended September 16, 2001.

(b)      Pro Forma Financial Information.

     The pro forma financial information required by Article 11 of the Regulation S-X in connection with the transaction reported on this Form 8-K is not included herein. Such pro forma financial information will be filed no later than 60 days after the date this report must be filed.

(c)      Exhibits.

        Exhibit                         Description of Exhibits
        Number

          2.1 Agreement and Plan of Merger dated as of November 7, 2001, among Northrop Grumman Corporation, Newport News Shipbuilding Inc. and Purchaser Corp. I filed as Annex C to Form S-4 Registration Statement No. 333-61506 filed with the SEC on November 13, 2001 and incorporated herein by reference.

          4.1 Registration Rights Agreement dated as of January 23, 2001 by and among Systems, New Northrop Grumman and Unitrin, Inc., filed as exhibit (d) (6) to Amendment No. 4 to the Schedule TO filed with the SEC on January 31, 2001 and incorporated herein by reference.

          4.2 Rights Agreement dated as of January 31, 2001 between New Northrop Grumman and EquiServe Trust Company, N.A. filed as exhibit 4.3 to Form S-4 Registration Statement No. 333-54800 filed with the SEC on March 27, 2001 and incorporated herein by reference.


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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NORTHROP GRUMMAN CORPORATION

Date:  December 14, 2001

                                           By:  /s/  John H. Mullan
                                                ---------------------------

                                                John H. Mullan
                                                Corporate Vice President and
                                                Secretary